UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 25, 2020

Kala Pharmaceuticals, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-38150	27-0604595
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

490 Arsenal Way, Suite 120

Watertown, MA 02472

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (781) 996-5252

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	KALA	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the Annual Meeting of Stockholders of Kala Pharmaceuticals, Inc. (the “Company”) held on June 25, 2020 (the “2020 Annual Meeting”), the Company’s stockholders approved an amendment to the Company’s 2017 Equity Incentive Plan (the “2017 Plan”) to increase the number of shares of common stock authorized for issuance thereunder by 2,000,000 shares, which amendment had previously been adopted by the Company’s Board of Directors, subject to stockholder approval. The other terms of the 2017 Plan remain unchanged.

The description of the 2017 Plan, as amended, contained on pages 40 to 48 of the Company’s Proxy Statement for the 2020 Annual Meeting, filed with the Securities and Exchange Commission on April 29, 2020, is incorporated herein by reference. A complete copy of the 2017 Plan, as amended, is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

At the 2020 Annual Meeting, the Company’s stockholders voted on the following proposals:

1.	The Company’s stockholders elected Messrs. Robert Paull, Howard B. Rosen and Rajeev Shah as Class III directors, each to serve for a three-year term expiring at the 2023 Annual Meeting of Stockholders and until his successor has been duly elected and qualified. The results of the stockholders’ vote with respect to the election of such Class III directors were as follows:

	Votes For	Votes Withheld	Broker Non- Votes
Robert Paull	30,848,516	9,552,694	6,509,922
Howard B. Rosen	33,748,828	6,652,382	6,509,922
Rajeev Shah	30,667,896	9,733,314	6,509,922

2.	The Company’s stockholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020. The results of the stockholders’ vote with respect to such ratification were as follows:

Votes For	Votes Against	Votes Abstaining	Broker Non- Votes
46,871,709	33,217	6,206	0

3.

The Company’s stockholders approved an amendment to the 2017 Plan to increase the number of shares of common stock authorized for issuance thereunder by 2,000,000 shares. The results of the stockholders’ vote with respect to the approval of the amendment to the 2017 Plan were as follows:

Votes For	Votes Against	Votes Abstaining	Broker Non- Votes
33,842,091	6,538,497	20,622	6,509,922

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1	2017 Equity Incentive Plan, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KALA PHARMACEUTICALS, INC.

Date: June 26, 2020	By:	/s/ Eric L. Trachtenberg
Eric L. Trachtenberg
General Counsel, Chief Compliance Officer and Corporate Secretary

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